SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.  )

Filed by the Registrant [  ]

Filed by a Party Other than the Registrant [X]

Check the Appropriate Box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[X] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Adverum Biotechnologies, Inc.
(Name of registrant as specified in its charter)

THE SONIC FUND II, L.P.
LAWRENCE KAM
JEAN BENNETT
JODI COOK
BARD GEESAMAN
ANNAHITA KERAVALA
HERBERT HUGHES
 (Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[  ] Fee paid previously with preliminary materials:
[
] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement no.:
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(4) Date Filed:

The Sonic Fund II, L.P., together with the other participants named herein (collectively, “Sonic”), has filed with the Securities and Exchange Commission a preliminary proxy statement and an accompanying proxy card to be used to solicit votes for the election of its slate of director nominees for the Board of Directors of Adverum Biotechnologies, Inc., a Delaware corporation (the “Issuer”).

On April 8, 2021, Sonic and its affiliates issued the following press release:

The Sonic Fund II, L.P. Files Preliminary Proxy Statement Relating to the Election of Highly Qualified Independent Directors at the 2021 Annual Meeting of Adverum Biotechnologies, Inc.
Issues Important Note to Shareholders to Ensure Shares Are Voteable
at the 2021 Annual Meeting

April 8, 2021 – Honolulu, HI – The Sonic Fund II, L.P. (“Sonic”), which beneficially owns approximately 6.7% of the outstanding common stock of Adverum Biotechnologies, Inc. (NASDAQ: ADVM) (the “Company” or “Adverum”), announced today that it has filed a preliminary proxy statement and GREEN proxy card with the SEC in conjunction with the Company’s 2021 annual meeting of shareholders (the “2021 Annual Meeting”), which is expected to take place sometime in mid-May to early June.  In addition, due to the short interest in Adverum’s stock, Sonic provided guidance to shareholders about how to ensure their shares can be voted at the 2021 Annual Meeting.

IMPORTANT NOTE TO ADVERUM SHAREHOLDERS REGARDING VOTING THEIR SHARES AT THE 2021 ANNUAL MEETING:
Adverum shareholders who have loaned, pledged or hypothecated any of their Common Stock may not be able to vote their shares unless such shares are returned to their accounts before the record date.  Due to the short interest in Adverum, it is possible that shareholders are not aware that their stock has been loaned out by their broker.  According to information Adverum has provided to custodial banks, brokers and other intermediaries, we believe Adverum has set a record date of Wednesday, April 14, 2021, for the 2021 Annual Meeting.
Since shares on loan cannot be voted, it is imperative that stockholders who wish to vote at the 2021 Annual Meeting make certain they have their shares in proper voting order before the record date.  It is important to know that this process may take several days to complete, so you must act now. Shareholders may call Saratoga Proxy Consulting LLC at (212) 257-1311 or (888) 368-0379 if they have any questions with this process.
Make sure your voice is heard.  Act today to ensure that any shares with your broker can be voted at the important 2021 Annual Meeting.

FORWARD-LOOKING STATEMENTS
Any statements contained herein that do not describe historical facts, including future operations, are neither promises nor guarantees and may constitute “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Any such forward-looking statements contained herein are based on current assumptions, estimates and expectations, but are subject to a number of known and unknown risks and significant business, economic and competitive uncertainties that may cause actual results to differ materially from expectations. Numerous factors could cause actual future results to differ materially from current expectations expressed or implied by such forward-looking statements, including the risks and other risk factors detailed in various publicly available documents filed by the Company from time to time with the Securities and Exchange Commission (SEC), which are available at www.sec.gov, including but not limited to, such information appearing under the caption “Risk Factors” in the Annual Report on Form 10-K of the Company (as defined below) filed with the SEC on March 1, 2021. Any forward-looking statements should be considered in light of those risk factors. The Participants (as defined below) caution readers not to rely on any such forward-looking statements, which speak only as of the date they are made. The Participants disclaim any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in Company expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.
CERTAIN INFORMATION CONCERNING THE PARTICIPANTS
The Sonic Fund II, L.P. together with the other participants named herein (collectively, “Sonic”), has filed a preliminary proxy statement and an accompanying proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of director nominees at the upcoming 2021 annual meeting of stockholders of Adverum Biotechnologies, Inc., a Delaware corporation (the “Company”).
SONIC STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR: SARATOGA PROXY CONSULTING LLC (TEL: (888) 368-0379 OR (212) 257-1311; EMAIL: JFERGUSON@SARATOGAPROXY.COM)
The participants in the solicitation are anticipated to be The Sonic Fund II, L.P., a Delaware limited partnership (“Sonic”), Lawrence Kam, a natural person, (“Mr. Kam” and, together with Sonic, the “Sonic Participants”), Jean Bennett, a natural person (“Dr. Bennett”), Jodi Cook, a natural person (“Dr. Cook”), Bard Geesaman, a natural person (“Dr. Geesaman”), Annahita Keravala, a natural person (“Dr. Keravala”) and Herbert Hughes (“Mr. Hughes” and, together with Dr. Bennett, Dr. Cook, Dr. Geesaman, Dr. Keravala and Mr. Hughes, each a “Nominee” and collectively, the “Nominees”; the Nominees and the Sonic Participants are, collectively, the “Participants”).
As of the date hereof, the Sonic is the direct owner of 6,552,068 shares of common stock of the Company, $0.0001 par value (“Common Stock”). Mr. Kam as the General Partner of Sonic, may be deemed the beneficial owner of (i) the 6,552,068 shares of Common Stock owned by Sonic and (ii) the 79,364 shares of Common Stock owned by him directly (which includes 21,380 shares held in a personal IRA). As of the date hereof, Dr. Keravala is the beneficial owner of 6,500 shares of Common Stock owned by her directly. Except as described herein, no other Participant beneficially owns any Common Stock as of the date hereof.

Contacts
For Investors:

Saratoga Proxy Consulting LLC
John Ferguson / Ann Marie Mellone 212-257-1311
jferguson@saratogaproxy.com / amellone@saratogaproxy.com